UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2008 (October 16, 2007)

INLAND AMERICAN REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-51609 (Commission File Number)	34-2019608 (IRS Employer Identification No.)

2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)

(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

In its Current Report on Form 8-K (the “Initial Report”) filed on October 22, 2007, Inland American Real Estate Trust, Inc. (the “Company”) reported that on October 16, 2007, it had entered into an amendment to the agreement and plan of merger (the “Merger Agreement”), dated August 12, 2007, by and among the Company, RLJ Urban Lodging Master, LLC (“Lodging Master”) and RLJ Urban Lodging REIT, LLC and RLJ Urban Lodging REIT (PF#1), LLC, which together own all of the membership interests of Lodging Master (together, the “Sellers” and, collectively with the Company and Lodging Master, the “Parties”).  Pursuant to the Merger Agreement, at closing the Company would acquire Lodging Master for approximately $900 million (the “Purchase Price”), consisting of approximately $475 million in cash, including amounts in the Escrow Deposit described below, plus Lodging Master’s existing indebtedness totaling approximately $385 million and approximately $40 in new indebtedness ultimately secured by Lodging Master’s assets, each as described in more detail in the Initial Report.

On January 18, 2008, the Parties entered into Amendment No. 7 to the Merger Agreement (the “Amendment”).  The Amendment required the Company to deposit an additional $55 million into escrow, therefore increasing the total escrow deposit for the proposed merger to $99.5 million (the “Escrow Deposit”).  The Company deposited these additional funds into the escrow on January 22, 2008.  Except in certain circumstances described in the Initial Report, the Escrow Deposit is non-refundable; however, if the Company completes the transaction, the Escrow Deposit as well as $500,000 previously disbursed to the Sellers will be credited against the final purchase price.  The Amendment gives the Company until February 15, 2008 to close the merger, and gives either party the right to terminate the Merger Agreement if the merger is not consummated by February 15, 2008, which date will be extended for an additional sixty days if (A) the Sellers have not delivered certain third party consents or (B) the Embassy Suites hotel in Hunt Valley, Maryland is not yet repaired and open for business, so long as the Parties are working diligently and in good faith to cause the unsatisfied conditions in (A) and (B) to be satisfied.  With the exception of the terms described herein, the material terms of the Merger Agreement described in the Initial Report remain in effect.  The Merger Agreement, as amended by the Amendment, is being filed as Exhibit 3.2 hereto and is incorporated into this Item 1.01 disclosure by reference.

Item 8.01. Other Events.

On July 1, 2007, Inland American Winston Hotels, Inc., a wholly owned subsidiary of the Company (“Inland American Winston”), WINN Limited Partnership, a limited partnership in which the Company is the sole limited partner (“WINN”), and Crockett Capital Corporation (“Crockett”) entered into an agreement regarding the ownership and development of various hotels, including the development of a Westin Hotel in Durham, North Carolina, a Hampton Inn & Suites/Aloft Hotel in Raleigh, North Carolina, an Aloft Hotel in Chapel Hill, North Carolina and an Aloft Hotel in Cary, North Carolina (collectively, the “Development Hotels”). On January 16, 2008, Crockett filed an action in the General Court of Justice of the State of North Carolina against Inland American Winston and WINN.  The complaint alleges that Inland American Winston and WINN breached the terms of the development agreement by failing to take certain actions to develop the Cary, North Carolina hotel and by refusing to transfer the three other Development Hotels to Crockett.  The complaint seeks, among other things, monetary damages in an amount not less than $4.8 million with respect to the Cary, North Carolina hotel.  With respect to the remaining three Development Hotels, the complaint seeks specific performance in the form of an order directing Inland American Winston and WINN to transfer their rights in these hotels to Crockett or, alternatively, monetary damages in an amount not less than $20.1 million.  Inland American Winston and WINN deny these claims and intend to vigorously defend the action.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

2.3                                 Agreement and Plan of Merger, dated as of August 12, 2007, by and among Inland American Real Estate Trust, Inc., RLJ Urban Lodging Master, LLC, RLJ Urban Lodging REIT, LLC and RLJ Urban Lodging REIT (PF#1), LLC, as amended

Cautionary Statements

                This document may contain forward-looking statements.  Forward-looking statements are statements that do not reflect historical facts, including statements regarding the Company’s management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by use of words such as “anticipates,” “may,” “will,” “should,” “could,” “expects,” “plans,” “estimates,”  “intends,” “believes,” and similar expressions that do not relate to historical matters.  The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. These risks and uncertainties include, but are not limited to, risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.  All forward-looking statements in this document are made as of today, based upon information known to the Company’s management as of the date hereof.  The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.

                The representations, warranties, covenants and agreements made by the respective parties in the Merger Agreement, as amended, are made only as of specific dates.  The assertions embodied in those representations and warranties were made only for purposes of the Merger Agreement and are subject to qualifications and limitations negotiated by the respective parties in connection with the Merger Agreement.  In addition, certain representations and warranties may be qualified by, or may be otherwise subject to, a contractual standard of materiality different from the standard of materiality applicable to stockholders or may have been used for the purpose of allocating risk between the parties to the merger rather than to establish matters as facts.

                                                                                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date: January 25, 2008	By:	/s/ Jack Potts
	Name:	Jack Potts
	Title:	Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
2.3

Agreement and Plan of Merger, dated as of August 12, 2007, by and among Inland American Real Estate Trust, Inc., RLJ Urban Lodging Master, LLC, RLJ Urban Lodging REIT, LLC and RLJ Urban Lodging REIT (PF#1), LLC, as amended